Credit Facilities (Tables)	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Schedule of outstanding balances on short-term bank loans

	June 30, 2019		June 30, 2018

Loans from China Construction Bank, each with an interest rate of 5.66% per annum, due between July 2018 and January 2019, guaranteed by Beijing Jinshengding Mineral Products Co., LTD ("Jinshengding"), Mr. Xianfu Han, Ms. Chunying Wang, Mr. Weili He, and Ms. Junkun Chen.	$24,686,899	(1)	$26,062,665

(1)	As of the filing of this report, these loan balances are past due and in default due to nonpayment. The bank filed demands to ask the Company to pay off the loans immediately or freeze and/or put a lien on the Company's assets, the personal assets of the individual guarantors, and the guarantors of the loans. The court has granted such demand, and the Company has received a demand notice from the court to pay off the loans immediately on May 9, 2019. Currently, none of the Company's funds on deposit have been seized.